UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): March 12, 2004
                               ------------------

                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


        Marshall Islands                      52-2098714
        ----------------                      ----------
(State or other jurisdiction of              (I.R.S. Employer
  incorporation or organization)            Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700
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



Item 5. Other Events and Required FD Disclosure


 On March 12, 2004, OMI Corporation (the "Company") issued a press release announcing it has ordered a 47,000 dwt ice class 1A product carrier scheduled to be delivered in August 2005. The press release is furnished herewith as Exhibit 99.


Item 7. Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on March 12, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 12, 2004              By:   /s/ Craig H. Stevenson, Jr.
--------------------              -----------------------------
                                  Craig H. Stevenson, Jr. Chairman
                                  of the Board and Chief Executive
                                  Officer


Date:  March 12, 2004              By:   /s/ Kathleen C. Haines
---------------------              ----------------------------
                                   Kathleen C. Haines
                                   Senior Vice President, Chief
                                   Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
-----------    -----------

   99          Press Release issued by the Company on March 12, 2004.